UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Item 1. Report to Shareholders

Personal Strategy Growth Fund	November 30, 2016

The views and opinions in this report were current as of November 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Our reporting period was bookended by two unexpected developments: the UK’s vote to leave the European Union in June and Donald Trump’s win in the U.S. presidential election in November. Despite an initial burst of volatility following both events, most equity markets advanced over the past six months as investors assessed the longer-term implications of Brexit and a Trump presidency. U.S. stocks rallied as major market indexes hit record highs on expectations that the new president would lift infrastructure spending, cut taxes, and loosen regulation. Stocks in international developed and emerging markets rose as global central banks maintained or expanded aggressive stimulus measures and energy and commodity prices stabilized. In fixed income, U.S. investment-grade bonds declined as Treasuries sold off and yields climbed after the election as the prospect of larger deficits and rising inflation made government bonds less attractive. Non-U.S. dollar-denominated debt fell even more as most currencies weakened against the dollar. Conversely, high yield bonds surged as energy-related risks receded and investors sought higher-yielding assets in an environment of low or negative government debt yields in developed markets.

Against this volatile backdrop, the Personal Strategy Funds delivered positive returns in the six months ended November 30, 2016. The Personal Strategy Income and Personal Strategy Balanced Funds both outperformed their respective combined index benchmarks, while the Personal Strategy Growth Fund performed in line with its combined index benchmark. Performance against each fund’s Lipper peer group was mixed: The Personal Strategy Income and Personal Strategy Growth Funds exceeded their respective peer group indexes, while the Personal Strategy Balanced Fund performed in line with its peer group index.

MARKET ENVIRONMENT

U.S. stocks surged in the past six months, lifted by a postelection rally that lifted the major market indexes to record-high levels in late November. Small- and mid-cap stocks outperformed large-cap stocks as investors deemed that smaller companies with greater exposure to the domestic economy would benefit more from the potentially stimulative impact resulting from relaxed regulations, lower taxes, and greater infrastructure spending under the incoming president. The U.S. economy expanded at an upwardly revised 3.5% annualized pace in the third quarter, its strongest quarterly expansion in two years; however, the more modest growth in prior quarters reflects a trend since the recession ended in mid-2009. Shortly after our reporting period ended, the Federal Reserve lifted short-term interest rates on December 14, 2016—roughly a year after it raised rates for the first time in nine years—and signaled a faster pace of rate hikes in 2017.

Stocks in developed European markets fell as the euro weakened against the dollar. The eurozone economy advanced 0.3% quarter on quarter in the three months ended September, allaying concerns that Brexit had harmed the euro area’s growth. Still, the meager pace of growth led the European Central Bank to extend its bond-buying program until the end of 2017 while reducing the size of its monthly purchases. Japanese stocks advanced as a moderate recovery took hold and the country’s economy grew for three straight quarters this year. Japan continued to struggle with chronic deflation, however, and in September its central bank introduced a 0% target rate on 10-year government bonds in an effort to control the yield curve, the latest of many unprecedented actions intended to boost profitability for banks and generate sustained growth and inflation.

Emerging markets stocks rallied as China-focused worries subsided and oil prices recovered from depressed levels hit in early 2016, lifting the outlook for commodity exporters. Emerging markets assets also benefited from stabilization in energy and commodity prices and continued accommodative monetary policies in many developed countries, which supported risk sentiment. However, stocks and currencies in the developing world tumbled at period-end on worries that President-elect Trump’s prospective economic and trade policies could spur inflation and prompt a faster-than-expected pace of U.S. interest rate increases, making emerging markets assets and currencies relatively less attractive.

U.S. investment-grade bonds declined as Treasury yields increased at the end of our reporting period, reflecting expectations of a Fed rate hike by year-end. Selling of Treasuries accelerated after the election amid concern that the Trump administration will ramp up fiscal spending, leading to higher inflation. The yield on the benchmark 10-year note rose to its highest level this year in November, which marked the worst monthly performance for Treasuries since 2009. High yield bonds rallied as oil prices stayed near $50 a barrel for much of the period, which helped moderate risks associated with the energy sector issuers that make up a large proportion of the market. Investor demand for high yield bonds also remained strong in an environment of low or negative yields on government bonds in most developed markets.

Non-U.S. dollar-denominated bonds in developed markets fell, weighed by a sell-off in developed markets sovereign bonds starting this fall amid concerns that global central banks have reached the limits of their quantitative easing programs designed to spur growth by driving government bonds to low and often negative yield levels. The dollar’s strength further eroded the returns of non-U.S. developed markets debt in dollar terms. Both the euro and the yen fell against the dollar over the past six months, and the British pound sank roughly 14%. However, dollar-denominated emerging markets bonds advanced as relatively higher interest rates in many developing countries attracted yield-seeking investors.

INTRODUCING NEW UNDERLYING INVESTMENT STRATEGIES

Effective October 1, 2016, we introduced three new underlying investment strategies to the Personal Strategy Funds. The inclusion of these strategies follows extensive quantitative and qualitative analysis in evaluating their prospective impact on the Personal Strategy Funds as we sought to add diversifying investment strategies that would benefit the risk and return profile of the portfolios. The changes include a new allocation to alternatives through a hedge fund of funds, as well as initiating an investment in the T. Rowe Price Global Unconstrained Bond Fund and an equity index option strategy.

We believe that a modest allocation to a hedge fund of funds with exposure to multiple hedge fund strategies and managers can benefit diversification by offering returns that historically have been less correlated with traditional stock and bond asset classes in the Personal Strategy Funds. The allocation to the Global Unconstrained Bond Fund aims to diversify the Personal Strategy Funds’ fixed income investments by including a lower-volatility strategy with less strategic sensitivity to interest rate changes than traditional bond strategies, but with the flexibility to opportunistically adjust its exposure. This fund invests in various fixed income sectors offering the potential to add value from sources such as interest rates, credit, and currency, expressing both long and short views, while seeking to reduce downside risk and diversify against stock market volatility and rising rates.

Finally, the equity index option strategy provides an alternative means of compensation for bearing the downside risk of equities. We expect this strategy, which involves selling call options on the Standard & Poor’s 500 Index, to generate returns that are less correlated with the broader stock market as it earns a premium in exchange for forgoing some of the stock market’s upside potential. The consistency of receiving the premium collected from selling index call options, coupled with the lower equity exposure associated with writing call options, can provide a more stable pattern of returns. We believe this strategy can be particularly beneficial in flat equity markets.

PORTFOLIO REVIEW AND POSITIONING

Asset Allocation
The Personal Strategy Funds have the ability to overweight or underweight allocations to asset classes or sub-asset classes based on the views of the T. Rowe Price Asset Allocation Committee. The committee meets monthly to evaluate economic, market, and earnings trends, among other factors, and to look for opportunities over a 6- to 18-month investment horizon. We typically seek to overweight segments of the market that we believe are attractively valued and underweight areas that are more richly valued. Several years of strong performance have left valuations at or above fair value in many asset classes, reducing the number of compelling investment opportunities as a result. While we are positioned near-neutral across several market segments, we are still finding opportunities in select areas where valuations appear more attractive and have reduced allocations where we see potential risks.

As of the end of our reporting period on November 30, 2016, we are neutral between stocks and bonds. Equity markets sustained two major sell-offs in this year’s first half but recovered both times despite weak global growth and earnings. Valuations are trending above historical averages, with profit margins declining, although earnings growth is showing signs of improvement after several negative quarters. However, low but positive economic growth should support most sectors. As for bonds, we expect modest returns given that the current low-yield environment offers a weak foundation for future returns and the potential for capital losses as interest rates rise. Global monetary policies are expected to stay accommodative for some time, which should temper downside risks to bonds. Furthermore, we believe that U.S. interest rates will increase gradually and that strong demand for U.S. bonds for their added yield should help restrain a rise in long-term yields.

Stocks
In November, we reduced our overweight to international stocks relative to U.S. stocks to neutral after gradually paring our international stocks exposure over the period. We believe that prospects for stronger earnings growth have diminished with lower expectations for global growth and trade. Uncertainties created by Brexit, along with upcoming elections and referendums across Europe, will likely weigh on corporate spending for a prolonged period. We also sought to lower the risk profile of our portfolios by reducing allocations to emerging markets equities, thereby lessening risks related to foreign currencies and a potential shift to more protectionist U.S. trade policies.

We are underweight real assets equities given our cautious outlook for energy and commodity prices amid excess global supply and weak global growth. We increased our underweight after oil prices rallied in September when the Organization of Petroleum Exporting Countries (OPEC) unexpectedly announced a deal to reduce output. However, OPEC’s ability to uphold the accord is unclear, and rising oil prices will likely encourage U.S. producers to increase production, thereby contributing to persistent global oversupply. Additionally, industrial metals demand will likely stay subdued as China rebalances its economy to reduce its dependency on industrial production. As for real estate investment trusts (REITs), we believe that fundamentals for REITs in developed markets remain positive, though they are sensitive to rising interest rates.

We favor U.S. large-cap stocks over small-caps but reduced our small-cap underweight over the period as relative valuations for small-cap stocks approached their historical averages. We are overweight U.S. growth over value stocks due to more attractive valuations for growth stocks, as well as our expectations for a low-growth environment. Growth sectors tend to depend less on the pace of economic growth and have historically outperformed when growth is scarce, whereas value sectors such as energy and financials tend to rely more on stronger economic growth, higher interest rates, and commodity demand.

Bonds
We initiated an overweight to high yield relative to U.S. investment-grade bonds in July based on our view that high yield debt offers an attractive alternative to investment-grade bonds given their yield advantage and better downside protection relative to stocks. Though the current credit cycle is showing signs of aging, corporate defaults remain at relatively low levels and have occurred mostly in commodity-related companies. The same month, we initiated an overweight to emerging markets bonds relative to U.S. investment-grade bonds. Emerging markets bonds offer attractive yields relative to other fixed income investments. Additionally, we believe that they stand to benefit from improving fundamentals, continued stimulus measures by global central banks, a gradual rise in U.S. interest rates, and stabilization in commodity prices. However, we would note that considerable disparity exists among developing countries in terms of their fiscal positions, political stability, and reform progress. By period-end, we had increased our overweight in both high yield and emerging markets bonds.

Over the summer, we initiated an underweight to nondollar bonds relative to U.S. investment-grade bonds to reduce our exposure to low-yielding bond markets. Aggressive easing measures implemented by central banks in Europe and Japan have resulted in negative yields on many government bonds in their respective markets, making their risk/reward trade-off less attractive. We believe that the downside risk to nondollar bonds has grown as the effectiveness of monetary policies in these markets appears to have reached their limit. We further reduced our nondollar bonds exposure after the U.S. elections, given our view that the dollar could strengthen against other currencies as prospects for increased fiscal spending and tax cuts place upward pressure on interest rates.

PERFORMANCE COMPARISON

Personal Strategy Income Fund

As shown in the Performance Comparison table, the Personal Strategy Income Fund returned 2.26% for the six months ended November 30, 2016. The fund outperformed its combined index benchmark and its Lipper peer group index. (The performance for the I Class shares will vary due to its different fee structure.)

The inclusion of diversifying sectors, especially those within fixed income, contributed the most to relative performance. Our exposure to high yield bonds lifted relative returns as high yield debt surged over the past six months amid strong demand from yield-seeking investors and a recovery in oil prices that benefited the commodity companies that dominate the high yield market. Our exposure to emerging markets bonds also helped as relatively higher interest rates in many developing countries supported demand and drove strong performance in dollar-denominated emerging markets debt. An allocation to real assets, which are not included in the combined index benchmark, further benefited relative performance as real assets equities advanced, propelled by a recovery in oil and other commodities prices over the period.

Security selection in the fund’s underlying investments detracted from performance against its combined index benchmark. Selection in the fund’s U.S. large-cap value stocks detracted the most from relative returns, followed by selection in high yield bonds. On the other hand, selection in emerging markets bonds and developed international markets stocks lifted relative performance. Tactical decisions to overweight and underweight asset classes had a broadly muted impact on relative returns.

U.S. financial stocks led contributors on expectations that the Trump administration would usher in looser regulations and rising growth and inflation, providing a boost to banks that have grappled with years of ultralow interest rates. Shares of Morgan Stanley, JPMorgan Chase, and State Street ranked among the fund’s top contributors. Health insurers, led by Aetna and UnitedHealth Group, also advanced as investors bet that the incoming president would unwind Affordable Care Act reforms that have weighed on their profitability. On the other hand, Philip Morris International and Tyson Foods ranked among the fund’s largest detractors as investors sold off stocks in defensive or dividend-paying sectors after the election. Other major detractors included European multinationals that were hit by the slumping British pound following Brexit. These included UK mobile phone operator Vodafone, European satellite TV company Sky, and Swiss drugmaker Roche Holding. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Personal Strategy Balanced Fund

As shown in the Performance Comparison table, the Personal Strategy Balanced Fund returned 3.21% for the six months ended November 30, 2016. The fund outperformed its combined index benchmark and performed in line with its Lipper peer group index. (The performance for the I Class shares will vary due to its different fee structure.)

The inclusion of diversifying sectors, especially those within fixed income, contributed the most to relative performance. Our exposure to high yield bonds lifted relative returns as high yield debt surged over the past six months amid strong demand from yield-seeking investors and a recovery in oil prices that benefited the commodity companies that dominate the high yield market. Our exposure to emerging markets bonds also helped as relatively higher interest rates in many developing countries supported demand and drove strong performance in dollar-denominated emerging markets debt. An allocation to real assets, which are not included in the combined index benchmark, further benefited relative performance as real assets equities advanced, propelled by a recovery in oil and other commodities prices over the period.

Security selection in the fund’s underlying investments detracted from performance against its combined index benchmark. Selection in the fund’s U.S. large-cap value stocks detracted the most from relative returns, followed by selection in small-cap stocks. On the other hand, selection in developed international markets stocks and emerging markets bonds lifted relative performance. Tactical decisions to overweight and underweight asset classes had a broadly muted impact on relative returns.

U.S. financial stocks led contributors on expectations that the Trump administration would usher in looser regulations and rising growth and inflation, providing a boost to banks that have grappled with years of ultralow interest rates. Shares of Morgan Stanley, JPMorgan Chase, and State Street ranked among the fund’s top contributors. Health insurers, led by Aetna and UnitedHealth Group, also advanced as investors bet that the incoming president would unwind Affordable Care Act reforms that have weighed on their profitability. On the other hand, Philip Morris International and Tyson Foods ranked among the fund’s largest detractors as investors sold off stocks in defensive or dividend-paying sectors after the election. Other major detractors included European multinationals that were hit by the slumping British pound following Brexit. These included UK mobile phone operator Vodafone, European satellite TV company Sky, and Swiss drugmaker Roche Holding. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Personal Strategy Growth Fund

As shown in the Performance Comparison table, the Personal Strategy Growth Fund returned 4.10% for the six months ended November 30, 2016. The fund performed in line with its combined index benchmark and outperformed its Lipper peer group index. (The performance for the I Class shares will vary due to its different fee structure.)

The inclusion of diversifying sectors, especially those within fixed income, contributed the most to relative performance. Our exposure to high yield bonds lifted relative returns as high yield debt surged over the past six months amid strong demand from yield-seeking investors and a recovery in oil prices that benefited the commodity companies that dominate the high yield market. Our exposure to emerging markets bonds also helped as relatively higher interest rates in many developing countries supported demand and drove strong performance in dollar-denominated emerging markets debt. An allocation to real assets, which are not included in the combined index benchmark, further benefited relative performance as real assets equities advanced, propelled by a recovery in oil and other commodities prices over the period.

Security selection in the fund’s underlying investments detracted from performance against its combined index benchmark. Selection in the fund’s U.S. large-cap value stocks detracted the most from relative returns, followed by selection in small-cap stocks. On the other hand, selection in developed international markets stocks, large-cap growth stocks, and emerging markets bonds lifted relative performance. Tactical decisions to overweight and underweight asset classes had a broadly muted impact on relative returns.

U.S. financial stocks led contributors on expectations that the Trump administration would usher in looser regulations and rising growth and inflation, providing a boost to banks that have grappled with years of ultralow interest rates. Shares of Morgan Stanley, JPMorgan Chase, and State Street ranked among the fund’s top contributors. Health insurers, led by Aetna and UnitedHealth Group, also advanced as investors bet that the incoming president would unwind Affordable Care Act reforms that have weighed on their profitability. On the other hand, Philip Morris International and Tyson Foods ranked among the fund’s largest detractors as investors sold off stocks in defensive or dividend-paying sectors after the election. Other major detractors included European multinationals that were hit by the slumping British pound following Brexit. These included UK mobile phone operator Vodafone, European satellite TV company Sky, and Swiss drugmaker Roche Holding. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

OUTLOOK

Our global growth expectations remain modest over the next several quarters. We believe that growth prospects due to increased fiscal spending are tempered by a possible drop in global trade arising from protectionist measures. While the U.S. economy could see a boost starting next year from fiscal stimulus, lower taxes, and deregulation espoused by the incoming president and a Republican-controlled Congress, the timing and scope of each of these measures remains unclear. Other risks for the global economy include monetary policy missteps and the sustainability of energy prices, which rebounded strongly this year but remain vulnerable to a longer-term imbalance between supply and demand.

Our growth outlook varies across individual countries. Japan’s economic activity has been tepid and uneven despite several years of fiscal and monetary stimulus under “Abenomics,” the pro-growth agenda of Prime Minister Shinzo Abe, and the country continues to struggle with weak consumption and low inflation. In Europe, modestly improving growth in this year’s first half has been overshadowed by Brexit, which is expected to weigh on the UK and euro area economies for the next few years. We believe that Europe faces elevated near-term risks related to upcoming elections in France and Germany and Brexit-induced uncertainty as companies reexamine their investment and hiring plans.

Emerging markets are showing signs of stabilization, as Brazil and Russia are expected to exit recession in 2017. China’s economy has steadied thanks to stepped-up stimulus, though the country’s continued reliance on government spending to spur growth and rising indebtedness have raised concerns about maintaining growth at current levels. While we expect overall growth in emerging markets will improve, we believe that potential for trade tensions and a strong dollar resulting from U.S. policy changes represent near-term risks to the asset class.

Against the current backdrop characterized by uneven global growth, divergent central bank policies, and elevated policy uncertainty in the U.S., we anticipate that heightened financial markets volatility will persist in the coming months. In this uncertain environment, we believe that the Personal Strategy Funds’ broad diversification combined with T. Rowe Price’s longstanding strengths in fundamental research will help us continue to deliver solid returns for our shareholders over time.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Charles Shriver
Portfolio manager and chairman of the funds’ Investment Advisory Committee

December 15, 2016

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade bonds, including corporate, government, and mortgage-backed securities.

Bloomberg Barclays Global Aggregate ex U.S. Dollar Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index benchmarks: Unmanaged portfolios composed of the following underlying indexes as of May 31, 2016:

●

Personal Strategy Income—40% stocks (28% Russell 3000 Index, 12% MSCI All-Country World Index ex USA), 40% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

●

Personal Strategy Balanced—60% stocks (42% Russell 3000 Index, 18% MSCI All-Country World Index ex USA), 30% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

●	Personal Strategy Growth—80% stocks (56% Russell 3000 Index, 24% MSCI All-Country World Index ex USA) and 20% bonds (Bloomberg Barclays U.S. Aggregate Bond Index).

Credit Suisse High Yield Index: Tracks the performance of domestic non-investment-grade corporate bonds.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper Mixed-Asset Target Allocation Conservative Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 20% and 40% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Growth Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 60% and 80% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Moderate Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 40% and 60% equities, with the remainder invested in bonds and short-term investments.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

Morningstar Moderately Aggressive Target Risk Index: Represents a portfolio of global equities (fixed at 80%), bonds, and other asset classes.

Morningstar Moderately Conservative Target Risk Index: Represents a portfolio of global equities (fixed at 40%), bonds, and other asset classes.

MSCI All-Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from emerging market countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	6 Months Ended 11/30/16	3/23/16 Through 5/31/16
NET ASSET VALUE		
Beginning of period	$ 28.28	$ 27.47
Investment activities		
Net investment income(1)	0.21(2)(3)	0.11(2)(3)
Net realized and unrealized gain / loss	0.96	0.70(4)
Total from investment activities	1.17	0.81
NET ASSET VALUE		
End of period	**$ 29.45**	**$ 28.28**

Ratios/Supplemental Data

Total return(5)	**4.14%(2)(3)**	**2.95%(2)(3)**
Ratio of total expenses to average net assets	0.53%(2)(3)(6)	0.52%(2)(3)(6)
Ratio of net investment income to average net assets	1.48%(2)(3)(6)	2.56%(2)(3)(6)
Portfolio turnover rate	31.3%	64.0%
Net assets, end of period (in thousands)	$ 30,431	$ 4,438

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses waived 0.01% and 0.03% of average net assets for the six months ended 11/30/16 and the period ended 5/31/16, respectively, related to the contractual operating expense limitation in effect through 9/30/18.

(3) See Note 6. Excludes expenses permanently waived 0.11% and 0.12% of average net assets for the six months ended 11/30/16 and the period ended 5/31/16, respectively, related to investments in T. Rowe Price mutual funds.

(4) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(6) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 73.0%		
CONSUMER DISCRETIONARY 11.2%		
Auto Components 0.6%		
Adient (1)	20,883	1,118
Aisin Seiki (JPY)	18,700	813
Autoliv, GDR (SEK) (2)	12,581	1,316
Delphi Automotive	39,500	2,528
Gentherm (1)	21,375	681
GKN (GBP)	420,916	1,632
Koito Manufacturing (JPY)	12,900	685
Sumitomo Rubber Industries (JPY)	60,000	1,012
		9,785
Automobiles 0.8%		
BMW (EUR)	16,527	1,408
Ferrari	15,000	812
General Motors	24,883	859
Honda Motor (JPY)	116,100	3,444
Suzuki Motor (JPY)	57,300	1,880
Tesla Motors (1)	12,255	2,321
Toyota Motor (JPY)	55,300	3,257
		13,981
Distributors 0.0%		
Core-Mark Holding	16,200	591
		591
Diversified Consumer Services 0.0%		
American Public Education (1)	8,100	187
		187
Hotels, Restaurants & Leisure 1.6%		
Brinker	9,800	521
Compass Group (GBP)	146,113	2,506
Denny's (1)	38,100	461
Domino's Pizza	1,800	302

Hilton Worldwide Holdings	102,720	2,575
Jack in the Box	9,300	967
Las Vegas Sands	64,100	4,017
Marriott, Class A	28,946	2,280
MGM Resorts International (1)	85,500	2,455
Norwegian Cruise Line Holdings (1)	94,467	3,761
Red Robin Gourmet Burgers (1)	8,893	458
Royal Caribbean Cruises	17,000	1,377
Sonic	30,544	797
Starbucks	29,500	1,710
The Cheesecake Factory	5,650	334
Wingstop	9,800	301
Yum! Brands	24,784	1,571
Zoe's Kitchen (1)	1,200	30
		26,423
Household Durables 0.4%		
Calatlantic	3,160	106
Lennar, Class A	23,400	995
Meritage (1)	9,280	335
Panasonic (JPY)	202,100	2,100
Persimmon (GBP)	97,998	2,084
Sony (JPY)	33,000	950
Tempur Sealy International (1)	17,500	1,108
		7,678
Internet & Direct Marketing Retail 3.5%		
Amazon.com (1)(12)	46,275	34,733
Ctrip.com International, ADR (1)	47,860	2,165
Etsy (1)	11,200	139
HSN	5,700	217
Netflix (1)	41,700	4,879
Priceline (1)	12,030	18,089
		60,222

Leisure Products 0.2%		
Arctic Cat (1)	5,106	78
Mattel	97,915	3,091
Nautilus Group (1)	6,500	112
		3,281
Media 1.5%		
Cable One	900	532
Charter Communications, Class A (1)	7,812	2,151
Comcast, Class A	68,700	4,775
CyberAgent (JPY) (2)	46,800	1,149
Eutelsat Communications (EUR) (2)	68,300	1,229
Informa (GBP)	80,531	654
Liberty Global, Class A (1)	42,111	1,319
Liberty Global, Series C (1)	90,700	2,762
New Media Investment	9,000	138
Scholastic	7,615	336
Sky (GBP)	230,974	2,257
Time Warner	6,700	615
Twenty-First Century Fox	99,400	2,789
Walt Disney	14,100	1,398
WPP (GBP)	146,706	3,137
		25,241
Multiline Retail 0.3%		
Dollar General	33,500	2,590
Lojas Renner (BRL)	120,409	801
Marks & Spencer Group (GBP)	187,542	771
Ollies Bargain Outlet Holdings (1)	4,200	126
Tuesday Morning (1)	48,000	223
		4,511
Specialty Retail 1.8%		
At Home (1)	3,961	51
AutoZone (1)	2,600	2,036

Burlington Stores (1)	6,000	528
Chico's	38,500	589
Five Below (1)	4,900	193
Home Depot	34,400	4,451
Kingfisher (GBP)	585,121	2,585
L Brands	10,100	709
Lowe's	128,800	9,087
Michaels (1)	11,800	288
Monro Muffler Brake	6,100	365
O'Reilly Automotive (1)	15,500	4,255
Restoration Hardware Holdings (1)	6,200	224
Ross Stores	44,200	2,987
The Finish Line, Class A	8,900	200
Tile Shop Holdings (1)	29,700	595
TSC	14,200	1,066
Zumiez (1)	23,900	593
		30,802
Textiles, Apparel & Luxury Goods 0.5%		
Burberry (GBP)	115,690	2,068
Coach	12,300	448
Hanesbrands	35,700	829
Kering (EUR)	7,078	1,538
Moncler (EUR)	77,531	1,261
Samsonite International (HKD)	491,100	1,539
Skechers U.S.A., Class A (1)	10,200	232
		7,915
Total Consumer Discretionary		190,617
CONSUMER STAPLES 4.9%		
Beverages 0.5%		
Boston Beer, Class A (1)	2,000	346
Constellation Brands, Class A	8,600	1,300
Diageo (GBP)	104,970	2,633

Kirin Holdings (JPY)	115,400	1,894
Molson Coors Brewing, Class B	9,800	961
Monster Beverage (1)	8,700	389
PepsiCo	14,600	1,462
		8,985
Food & Staples Retailing 1.0%		
Costco Wholesale	5,300	795
CVS Health	6,800	523
Performance Food (1)	8,300	175
Seven & i Holdings (JPY)	60,200	2,356
Sprouts Farmers Market (1)	11,300	226
Wal-Mart	55,200	3,888
Walgreens Boots Alliance	106,027	8,984
		16,947
Food Products 2.0%		
Bunge Limited	42,866	2,927
Cal-Maine Foods	9,400	383
ConAgra Brands	21,660	795
Danone (EUR)	16,794	1,056
Ingredion	1,181	139
J.M. Smucker	4,500	567
Kraft Heinz	3,000	245
Mondelez International	72,700	2,998
Nestle (CHF)	123,226	8,290
Pinnacle Foods	20,800	1,031
Post Holdings (1)	7,800	595
Snyders-Lance	7,200	268
TreeHouse Foods (1)	12,480	865
Tyson Foods, Class A	208,767	11,860
Wilmar International (SGD)	616,200	1,513
		33,532
Personal Products 0.7%		
Conyers Park Acquisition, Equity Units (1)	16,400	178

Coty, Class A	67,868	1,270
Estee Lauder, Class A	1,500	117
L'Oreal (EUR)	17,254	2,945
Pola Orbis Holdings (JPY)	13,400	1,053
Unilever (GBP)	147,650	5,904
		11,467
Tobacco 0.7%		
Philip Morris International	141,300	12,474
		12,474
Total Consumer Staples		83,405
ENERGY 3.3%		
Energy Equipment & Services 0.2%		
Aspen Aerogels (1)	11,800	46
Baker Hughes	6,512	419
Diamond Offshore Drilling (1)	15,200	275
Dril-Quip (1)	3,700	209
Forum Energy Technologies (1)	9,100	198
Frank's International	8,900	112
SEACOR Holdings (1)	7,100	440
Tesco (1)	12,800	99
WorleyParsons (AUD) (1)	142,942	913
		2,711
Oil, Gas & Consumable Fuels 3.1%		
Apache	9,892	652
Beach Energy (AUD)	693,299	409
Centennial Resource Development, Class A (1)	7,743	141
Centennial Resource Developement, Warrant, 10/11/21 (1)	2,214	15
Chevron	40,000	4,462
Diamondback Energy (1)	5,710	616
Encana	127,032	1,601
EOG Resources	20,100	2,061

EQT	30,660	2,149
Exxon Mobil Corporation (12)	94,600	8,258
Hess	15,847	887
Marathon Petroleum	62,900	2,957
Matador Resources (1)	17,300	461
Occidental Petroleum	35,423	2,528
Parsley Energy (1)	11,900	454
Rice Energy (1)	9,800	239
Royal Dutch Shell, B Shares, ADR	66,100	3,581
SM Energy	4,000	159
Southwestern Energy (1)	47,720	542
Spectra Energy	97,366	3,987
Statoil (NOK)	104,892	1,797
Targa Resources	7,368	393
Total (EUR)	76,604	3,650
Total, ADR	141,590	6,748
Tourmaline Oil (CAD) (1)	20,700	558
TransCanada	82,324	3,691
		52,996
Total Energy		55,707

FINANCIALS 13.9%

Banks 6.0%

Atlantic Capital Bancshares (1)	9,367	151
Australia & New Zealand Banking (AUD)	174,172	3,654
BankUnited	27,900	988
Barclays, ADR	89,209	959
Blue Hills Bancorp	10,287	179
BNC Bancorp	14,303	432
BNP Paribas (EUR)	65,676	3,813
Bridge Bancorp	9,200	310
Capital Bank Financial, Class A	16,060	575
Chemical Financial	5,944	308
Citigroup (12)	166,141	9,369

Commerzbank (EUR)	83,147	579
Danske Bank (DKK)	68,529	2,002
DBS Group (SGD)	218,956	2,681
DNB (NOK)	276,725	4,076
East West Bancorp	9,503	455
FB Financial (1)	5,300	126
Fifth Third Bancorp	168,517	4,385
First Hawaiian, Class A	5,943	178
First Horizon National	44,700	853
Glacier Bancorp	11,163	383
Heritage Commerce	17,699	219
Home Bancshares	20,500	530
Hope Bancorp	11,700	233
ING Groep (EUR)	283,135	3,856
Intesa Sanpaolo (EUR)	906,564	2,014
JPMorgan Chase	250,125	20,052
KeyCorp	239,151	4,140
Live Oak Bancshares	2,921	51
Lloyds Banking Group (GBP)	2,694,656	1,951
National Bank of Canada (CAD)	69,300	2,596
Nordea Bank (SEK)	261,750	2,750
Pacific Continental	5,588	111
Park Sterling	24,731	241
Pinnacle Financial Partners	5,700	368
Popular	11,400	463
Prosperity Bancshares	10,800	714
Simmons First National, Class A	3,500	212
Standard Chartered (GBP) (1)	153,472	1,231
Sumitomo Mitsui Trust Holdings (JPY)	66,458	2,479
Svenska Handelsbanken, A Shares (SEK)	240,312	3,335
Swedbank (SEK)	77,826	1,797
Synovus Financial	13,132	508
Texas Capital Bancshares (1)	10,860	790
Towne Bank/Portsmouth VA	11,800	381

U.S. Bancorp	55,200	2,739
United Overseas Bank (SGD)	108,900	1,551
Webster Financial	9,827	487
Wells Fargo	156,050	8,258
WestAmerica Bank	2,800	174
Western Alliance Bancorp (1)	20,770	970
		101,657
Capital Markets 4.0%		
Ameriprise Financial	65,384	7,467
Bank of New York Mellon	199,379	9,455
Bats Global Markets	19,590	623
BlackRock	2,200	816
Charles Schwab	113,213	4,377
Close Brothers Group (GBP)	20,333	347
CME Group	6,400	723
Cohen & Steers	7,900	281
E*TRADE Financial (1)	35,410	1,222
Financial Engines	13,800	481
GAM Holding (CHF)	98,516	963
IHS Markit (1)	17,803	640
Intercontinental Exchange	99,500	5,512
Janus Capital Group	13,800	186
Macquarie Group (AUD)	35,559	2,203
Morgan Stanley	419,779	17,362
Northern Trust	4,600	378
S&P Global	7,000	833
State Street	106,079	8,359
TD Ameritrade Holding	125,800	5,159
WisdomTree Investments	14,500	160
		67,547
Consumer Finance 0.2%		
Credit Saison (JPY)	76,100	1,377
Encore Capital (1)	12,100	332

SLM Corporation (1)	51,502	518
Synchrony Financial	55,257	1,910
		4,137
Diversified Financial Services 0.2%		
Challenger (AUD)	285,352	2,244
Mitsubishi UFJ Lease & Finance (JPY)	265,300	1,249
		3,493
Insurance 3.4%		
AIA Group (HKD)	324,400	1,978
Allianz (EUR)	14,564	2,312
American International Group	53,559	3,392
Aon	1,500	171
Assured Guaranty	22,048	788
Aviva (GBP)	455,887	2,550
AXA (EUR)	188,537	4,442
Chubb	2,900	371
Direct Line Insurance (GBP)	453,267	1,969
Enstar (1)	1,900	374
Infinity Property & Casualty	6,602	569
Marsh & McLennan	101,800	7,056
MetLife	101,057	5,559
Munich Re (EUR)	11,914	2,170
Ping An Insurance, H Shares (HKD)	230,000	1,272
Prudential (GBP)	149,468	2,896
RLI	3,550	213
RSA Insurance Group (GBP)	296,257	2,004
Safety Insurance Group	4,200	296
Selective Insurance	18,760	771
State Auto Financial	10,200	263
Storebrand (NOK) (1)	320,777	1,677
Sun Life Financial (CAD)	71,100	2,730
Tokio Marine Holdings (JPY)	86,500	3,804
Willis Towers Watson	16,600	2,065

XL	157,469	5,689
		57,381
Mortgage Real Estate Investment Trusts 0.0%		
Hannon Armstrong Sustainable Infrastructure, REIT	11,900	237
		237
Thrifts & Mortgage Finance 0.1%		
Beneficial Bancorp	25,371	441
Capitol Federal Financial	33,087	526
Clifton Bancorp	4,500	74
Essent (1)	4,900	150
Kearny Financial Corp/MD	12,900	195
Meridian Bancorp	16,400	291
PennyMac Financial Services (1)	6,100	106
Radian	28,700	418
		2,201
Total Financials		236,653
HEALTH CARE 10.9%		
Biotechnology 1.8%		
ACADIA Pharmaceuticals (1)	7,200	194
Acceleron Pharma (1)	6,000	202
Advanced Accelerator Applications, ADR (1)	2,700	79
Alexion Pharmaceuticals (1)	35,062	4,298
Alkermes (1)	8,120	462
Aquinox Pharmaceuticals (1)	3,464	48
ARIAD Pharmaceuticals (1)	15,498	209
Biogen (1)	13,800	4,058
Celgene (1)	53,400	6,329
CoLucid Pharmaceuticals (1)	4,415	156
CSL (AUD)	15,725	1,138
Exelixis (1)	20,500	347
Gilead Sciences	25,500	1,879

Insmed (1)	12,900	176
Ionis Pharmaceuticals (1)	4,710	206
Ironwood Pharmaceuticals (1)	8,079	126
Ophthotech (1)	1,400	43
Prothena (1)	1,072	63
Radius Health (1)	5,900	314
Regeneron Pharmaceuticals (1)	425	161
SAGE Therapeutics (1)	379	19
Seattle Genetics (1)	4,600	298
Shire, ADR	28,575	4,989
Spark Therapeutics (1)	3,087	170
TESARO (1)	5,663	769
Ultragenyx Pharmaceutical (1)	500	39
Vertex Pharmaceuticals (1)	36,700	2,995
		29,767
Health Care Equipment & Supplies 2.6%		
Abbott Laboratories	93,400	3,556
Accuray (1)	20,608	104
Becton, Dickinson & Company	40,350	6,823
C. R. Bard	900	190
Danaher (12)	149,500	11,686
Dentsply Sirona	3,100	180
Elekta, B Shares (SEK)	96,468	797
Entellus Medical (1)	2,300	42
GN Store Nord (DKK)	80,858	1,578
Halyard Health (1)	14,100	524
Hologic (1)	59,600	2,282
Insulet (1)	1,302	44
Intuitive Surgical (1)	6,100	3,927
K2M Group Holdings (1)	36,173	680
Medtronic	80,417	5,871
Meridian Bioscience	9,500	164
Sonova (CHF)	4,738	573
STERIS	10,300	676

Stryker	38,100	4,330
Vascular Solutions (1)	2,361	130
Wright Medical (1)	28,123	648
		44,805
Health Care Providers & Services 2.5%		
Acadia Healthcare (1)	12,140	462
Aetna	89,167	11,667
Anthem	31,757	4,526
Cardinal Health	1,400	99
Centene (1)	15,872	915
Cigna	10,400	1,401
Cross Country Healthcare (1)	13,000	186
Fresenius (EUR)	54,967	3,947
HCA Holdings (1)	43,879	3,111
Henry Schein (1)	1,500	224
Humana	12,600	2,679
LifePoint Health (1)	6,000	330
McKesson	3,200	460
Miraca Holdings (JPY)	29,000	1,296
Team Health Holdings (1)	5,200	221
U.S. Physical Therapy	5,010	321
UnitedHealth Group	58,985	9,339
Universal American (1)	9,600	96
WellCare Health Plans (1)	8,600	1,178
		42,458
Health Care Technology 0.0%		
HMS Holdings (1)	35,600	652
		652
Life Sciences Tools & Services 0.7%		
Agilent Technologies	61,149	2,690
Bruker	18,390	417

Thermo Fisher Scientific	61,282	8,586
		11,693
Pharmaceuticals 3.3%		
Allergan (1)	25,817	5,016
Astellas Pharma (JPY)	260,400	3,650
Bayer (EUR)	65,964	6,194
Bristol-Myers Squibb	33,800	1,908
Catalent (1)	13,600	325
Eli Lilly	13,600	913
GlaxoSmithKline, ADR	56,300	2,128
Mallinckrodt (1)	6,500	343
Medicines Company (1)	8,700	305
Merck	115,000	7,037
Novartis (CHF)	81,876	5,657
Novo Nordisk, B Shares (DKK)	30,293	1,027
Pacira Pharmaceuticals (1)	10,990	350
Pfizer	268,731	8,637
Roche Holding (CHF)	24,026	5,357
Sanofi (EUR)	52,160	4,207
Takeda Pharmaceutical (JPY)	40,100	1,662
Therapeutics MD (1)	31,500	187
Zoetis	28,800	1,451
		56,354
Total Health Care		185,729
INDUSTRIALS & BUSINESS SERVICES 7.8%		
Aerospace & Defense 1.5%		
Boeing	71,400	10,750
BWX Technologies	8,500	333
Harris	18,800	1,947
Hexcel	12,190	630
Meggitt (GBP)	323,920	1,914
Moog, Class A (1)	6,500	454

Northrop Grumman	6,400	1,598
Raytheon	5,400	807
Rockwell Collins	18,279	1,695
Rolls-Royce, Entitlement Shares (GBP) (1)	8,195,406	10
Teledyne Technologies (1)	8,310	1,038
Textron	16,700	769
Triumph Group	13,300	370
United Technologies	20,240	2,180
		24,495
Air Freight & Logistics 0.2%		
FedEx	16,300	3,124
		3,124
Airlines 1.1%		
Alaska Air Group	38,800	3,192
American Airlines	276,184	12,826
Delta Air Lines	18,400	887
United Continental (1)	32,400	2,234
		19,139
Building Products 0.5%		
AAON	10,900	359
Gibraltar Industries (1)	2,962	133
Johnson Controls International	155,147	6,978
Lennox International	4,100	610
PGT (1)	14,452	160
Quanex Building Products	16,100	313
Simpson Manufacturing	8,900	420
		8,973
Commercial Services & Supplies 0.4%		
Brinks Company	18,600	751
Healthcare Services	4,300	168
HNI Corporation	7,000	369
Knoll	6,191	164

Matthews International, Class A	3,300	240
Mobile Mini	12,320	378
MSA Safety	12,400	771
Multi-Color	4,740	341
Ritchie Bros. Auctioneers	25,900	990
SP Plus (1)	5,800	161
Stericycle (1)	22,029	1,608
Waste Connections	8,690	664
		6,605
Construction & Engineering 0.1%		
Comfort Systems USA	3,500	113
Valmont Industries	4,231	630
		743
Electrical Equipment 0.6%		
ABB (CHF)	92,251	1,880
AZZ	10,300	671
Legrand (EUR)	34,983	1,956
Mitsubishi Electric (JPY)	347,800	4,898
Thermon Group Holdings (1)	6,100	117
TPI Composites (1)	937	14
		9,536
Industrial Conglomerates 1.3%		
CK Hutchison Holdings (HKD)	237,992	2,899
DCC (GBP)	27,884	2,139
GE	226,500	6,967
Koninklijke Philips (EUR)	107,143	3,082
Roper Technologies	19,500	3,532
Sembcorp Industries (SGD)	221,620	417
Siemens (EUR)	33,055	3,735
		22,771
Machinery 1.0%		
Alamo	3,700	270

Albany International	7,600	355
Chart Industries (1)	12,880	458
Clarcor	9,400	662
ESCO Technologies	13,800	771
Fortive	67,600	3,717
Graco	5,470	444
Graham	2,100	47
Hillenbrand	3,389	119
Illinois Tool Works	9,300	1,164
John Bean Technologies	12,800	1,155
Luxfer Holdings, ADR	13,700	156
Manitowoc (1)	29,300	175
Manitowoc Foodservice (1)	18,100	321
Mueller Water Products	33,800	447
Pentair	19,371	1,113
RBC Bearings (1)	8,110	687
SMC (JPY)	4,400	1,284
Sun Hydraulics	9,450	376
Tennant	5,100	383
THK (JPY)	93,000	2,057
Toro	17,520	927
TriMas (1)	5,300	114
Wabtec	4,200	356
Woodward	1,410	95
		17,653
Marine 0.1%		
Maersk (DKK)	906	1,201
Matson	11,900	448
Nippon Yusen KK (JPY)	244,000	462
		2,111
Professional Services 0.1%		
Exponent	5,500	333

Recruit Holdings (JPY)	32,000	1,219
		1,552
Road & Rail 0.5%		
Canadian Pacific Railway	17,300	2,651
Central Japan Railway (JPY)	13,700	2,269
J.B. Hunt Transport Services	10,400	992
Kansas City Southern	4,600	408
Knight Transportation	17,595	616
Landstar System	5,700	464
Norfolk Southern	8,493	904
Saia (1)	12,200	510
Union Pacific	800	81
		8,895
Trading Companies & Distributors 0.4%		
Applied Industrial Technologies	5,600	335
Mitsubishi (JPY)	95,100	2,091
Rush Enterprises, Class A (1)	10,000	303
Sumitomo (JPY)	251,700	3,044
Univar (1)	12,889	321
		6,094
Total Industrials & Business Services		131,691
INFORMATION TECHNOLOGY 13.3%		
Communications Equipment 0.6%		
ADTRAN	11,600	236
Ciena (1)	19,300	414
Cisco Systems (12)	257,900	7,691
Finisar (1)	25,710	854
Ixia (1)	13,200	181
LM Ericsson (SEK)	186,770	962
		10,338

Electronic Equipment, Instruments & Components 0.4%		
CTS	11,200	247
Hamamatsu Photonics (JPY)	31,300	840
Keysight Technologies (1)	27,200	1,002
National Instruments	16,550	488
Omron (JPY)	40,000	1,506
TE Connectivity	34,930	2,363
		6,446
Internet Software & Services 4.4%		
Alibaba Group Holding, ADR (1)(12)	104,590	9,834
Alphabet, Class A (1)	13,320	10,335
Alphabet, Class C (1)(12)	23,773	18,021
Apptio, Class B, Acquisition Date: 3/9/12, Cost $55 (1)(3)	3,082	58
Baidu, ADR (1)	12,500	2,087
Facebook (1)(12)	166,297	19,693
Five9 (1)	24,600	389
GrubHub (1)	11,893	440
Kakaku.com (JPY)	54,600	861
NAVER (KRW)	1,204	822
New Relic (1)	10,286	326
Pandora Media (1)	13,080	152
Quotient Technology (1)	11,880	152
SVMK (f/k/a SurveyMonkey), Acquisition Date: 11/25/14 Cost $41 (1)(3)(4)	2,478	35
Tencent Holdings (HKD)	338,600	8,456
Yahoo! Japan (JPY)	535,600	1,963
YY, ADR (1)	20,700	896
Zillow (1)	770	27
Zillow, C Shares (1)	1,640	59
		74,606
IT Services 2.1%		
Booz Allen Hamilton	12,400	469
CSRA	16,700	535

EPAM Systems (1)	4,200	277
Fidelity National Information	16,900	1,304
Fiserv (1)	41,300	4,321
FleetCor Technologies (1)	4,400	657
Infosys, ADR	121,500	1,759
MasterCard, Class A	109,500	11,191
PayPal Holdings (1)	76,800	3,017
Visa, Class A	153,300	11,853
		35,383
Semiconductor & Semiconductor Equipment 2.1%		
Analog Devices	24,600	1,826
ASML Holding (EUR)	16,490	1,706
Broadcom	31,600	5,387
Cavium (1)	7,100	405
Diodes (1)	14,650	357
Integrated Device Technology (1)	11,000	257
Lattice Semiconductor (1)	33,924	238
MACOM Technology Solutions Holdings (1)	4,900	244
Microchip Technology (2)	19,850	1,314
Microsemi (1)	15,403	843
NXP Semiconductors (1)	84,588	8,387
PDF Solutions (1)	14,000	330
Qualcomm	47,100	3,209
Rambus (1)	23,700	312
Semtech (1)	12,700	357
Taiwan Semiconductor Manufacturing (TWD)	730,759	4,196
Texas Instruments	47,200	3,489
Tokyo Electron (JPY)	23,300	2,171
		35,028
Software 3.1%		
Activision Blizzard	3,500	128
Blackbaud	2,600	163
Bottomline Technologies (1)	17,600	441

BroadSoft (1)	6,300	262
Computer Modelling (CAD)	12,000	79
Cyber-Ark Software (1)	10,690	545
Descartes Systems (1)	30,300	671
Electronic Arts (1)	25,900	2,052
Ellie Mae (1)	5,319	439
Fortinet (1)	3,500	105
Guidewire Software (1)	14,200	791
Intuit	7,200	819
Microsoft (12)	431,600	26,008
Progress Software	11,150	330
Proofpoint (1)	14,600	1,124
Red Hat (1)	51,622	4,084
RingCentral (1)	13,200	285
salesforce.com (1)	93,300	6,718
ServiceNow (1)	49,300	4,099
SS&C Technologies Holdings	38,020	1,141
Tableau Software (1)	6,500	292
Tangoe (1)	33,810	268
Workday (1)	13,144	1,108
Zendesk (1)	11,500	245
		52,197
Technology Hardware, Storage & Peripherals 0.6%		
Apple	76,400	8,444
Samsung Electronics (KRW)	1,517	2,265
Western Digital	7,599	484
		11,193
Total Information Technology		225,191
MATERIALS 2.1%		
Chemicals 1.1%		
Air Liquide (EUR)	14,611	1,488
Asahi Kasei (JPY)	255,000	2,304

Ashland Global Holdings	21,657	2,441
BASF (EUR)	25,805	2,215
Covestro (EUR)	16,797	1,079
Ecolab	2,700	315
EI du Pont de Nemours	64,700	4,763
Flotek Industries (1)	12,600	170
Minerals Technologies	7,200	583
PolyOne	8,400	277
Sherwin-Williams	1,300	349
Taiyo Nippon Sanso (JPY)	26,600	299
Tosoh (JPY)	63,000	430
Umicore (EUR)	22,879	1,371
		18,084
Construction Materials 0.1%		
Forterra (1)	6,900	137
Martin Marietta Materials	720	158
Vulcan Materials	7,000	879
		1,174
Containers & Packaging 0.4%		
Ball	49,866	3,743
International Paper	51,089	2,489
Multi Packaging Solutions International (1)	21,945	306
		6,538
Metals & Mining 0.4%		
Antofagasta (GBP)	118,000	1,017
BHP Billiton (GBP)	110,283	1,813
BHP Billiton (AUD)	32,382	584
Compass Minerals	2,110	164
Constellium (1)	15,600	95
Franco-Nevada (CAD)	3,670	213
Haynes International	5,700	248
New Gold (CAD) (1)	74,500	266
Osisko Gold Royalties (CAD)	13,200	129

Petra Diamonds (GBP) (1)	42,320	87
Rio Tinto (AUD)	21,852	932
South32 (AUD)	733,205	1,467
		7,015
Paper & Forest Products 0.1%		
Clearwater Paper (1)	4,300	268
Louisiana Pacific (1)	12,860	249
Stora Enso, R Shares (EUR)	150,679	1,454
West Fraser Timber (CAD)	2,900	103
		2,074
Total Materials		34,885
REAL ESTATE 1.5%		
Equity Real Estate Investment Trusts 1.3%		
Acadia Realty Trust, REIT	6,800	225
American Campus Communities, REIT	10,400	490
American Tower, REIT (12)	69,100	7,067
CatchMark Timber Trust, Class A, REIT	13,000	142
Chesapeake Lodging Trust, REIT	9,000	213
Corporate Office Properties Trust, REIT	16,100	461
DiamondRock Hospitality, REIT	13,056	138
EastGroup Properties, REIT	8,800	601
Equinix, REIT	2,000	678
Equity Commonwealth, REIT (1)	16,600	483
Equity One, REIT	11,200	334
General Growth Properties, REIT	40,400	1,024
Great Portland Estates (GBP)	80,812	614
Outfront Media, REIT	7,364	186
Paramount, REIT	17,800	280
PS Business Parks, REIT	7,864	879
Retail Opportunity Investments, REIT	23,700	489
Scentre (AUD)	519,130	1,625
Unibail-Rodamco (EUR)	7,512	1,658

Vodafone, ADR	192,918	4,715
		7,060
Total Telecommunication Services		25,399
UTILITIES 2.6%		
Electric Utilities 1.7%		
American Electric Power	71,285	4,209
El Paso Electric	7,700	347
Eversource Energy	6,300	325
Exelon (12)	232,700	7,565
FirstEnergy	63,899	2,000
Great Plains Energy	64,600	1,705
NextEra Energy	15,921	1,819
PG&E	116,500	6,850
PNM Resources	23,900	755
Portland General Electric	14,600	607
Southern Company	13,500	632
SSE (GBP)	67,363	1,243
		28,057
Gas Utilities 0.1%		
Chesapeake Utilities	3,850	250
ONE Gas	17,900	1,074
South Jersey Industries	7,100	234
Southwest Gas	8,930	662
		2,220
Independent Power & Renewable Electricity Producers 0.3%		
AES	234,413	2,684
Nextera Energy Partners, Partnership	7,100	182
NRG Energy	169,200	1,919
		4,785
Multi-Utilities 0.5%		
DTE Energy	17,400	1,620

E.ON (EUR)	97,236	642
Engie (EUR)	167,055	2,062
National Grid (GBP)	206,345	2,358
NorthWestern	3,700	207
Sempra Energy	15,200	1,517
		8,406
Water Utilities 0.0%		
California Water Service Group	13,600	470
		470
Total Utilities		43,938
Total Miscellaneous Common Stocks 0.0% (6)		255
Total Common Stocks (Cost $877,021)		1,239,833
CONVERTIBLE PREFERRED STOCKS 0.1%		
INFORMATION TECHNOLOGY 0.0%		
Internet Software & Services 0.0%		
Cargurus, Series D, Acquisition Date: 7/7/15, Cost $54 (1)(3)(4)	1,338	72
Cargurus, Series E, Acquisition Date: 8/23/16, Cost $43 (1)(3)(4)	793	43
Cloudera, Series F, Acquisition Date: 2/5/14, Cost $43 (1)(3)(4)	2,965	58
MongoDB, Series F, Acquisition Date: 10/2/13 Cost $41 (1)(3)(4)	2,437	16
		189
Software 0.0%		
Plex Systems, Series B, Acquisition Date: 6/9/14 Cost $54 (1)(3)(4)	23,742	43
		43
Total Information Technology		232

REAL ESTATE 0.0%		
Equity Real Estate Investment Trusts 0.0%		
American Tower, Series A	1,291	132
Total Real Estate		132
UTILITIES 0.1%		
Electric Utilities 0.1%		
Nextera Energy	29,064	1,386
Total Utilities		1,386
Total Convertible Preferred Stocks (Cost $1,802)		1,750
CORPORATE BONDS 2.8%		
Abbott Laboratories, 2.90%, 11/30/21	245,000	244
Abbott Laboratories, 3.75%, 11/30/26	425,000	419
AbbVie, 4.45%, 5/14/46	335,000	313
ACE INA Holdings, 4.35%, 11/3/45	140,000	146
Aetna, 3.20%, 6/15/26	275,000	267
Agilent Technologies, 3.20%, 10/1/22	40,000	40
Agilent Technologies, 3.875%, 7/15/23	45,000	46
Alibaba Group Holding, 3.60%, 11/28/24	940,000	931
Amazon.com, 3.80%, 12/5/24	425,000	445
American Airlines PTT, Series 2013-1, Class A, 4.00%, 1/15/27	233,884	242
American Airlines PTT, Series 2013-2, Class A, 4.95%, 7/15/24	659,269	705
American Airlines PTT, Series 2014-1, Class B, 4.375%, 4/1/24	24,641	24
American Airlines PTT, Series 2015-1, Class B, 3.70%, 11/1/24	64,311	63
Anadarko Petroleum, 6.375%, 9/15/17	11,000	11
Anthem, 4.65%, 1/15/43	140,000	139
APT Pipelines, 3.875%, 10/11/22 (5)	145,000	145

Arconic, 6.15%, 8/15/20	365,000	393
Arrow Electronics, 3.50%, 4/1/22	125,000	124
AT&T, 4.80%, 6/15/44	310,000	291
Avnet Electronic, 4.625%, 4/15/26	330,000	320
Banco Santander Chile, 3.875%, 9/20/22 (5)	150,000	153
Bank of America, 3.248%, 10/21/27	545,000	519
Bank of America, 3.30%, 1/11/23	675,000	675
Barclays, 5.20%, 5/12/26	485,000	484
Barclays Bank, 5.14%, 10/14/20	500,000	527
BBVA Bancomer, 4.375%, 4/10/24 (5)	300,000	296
Biogen, 4.05%, 9/15/25	325,000	334
Boston Properties, 2.75%, 10/1/26	255,000	235
Boston Properties, 3.65%, 2/1/26	155,000	154
Brambles USA, 4.125%, 10/23/25 (5)	100,000	102
Brixmor Operating Partnership, 3.85%, 2/1/25	285,000	279
Brixmor Operating Partnership, 3.875%, 8/15/22	285,000	290
Catholic Health Initiatives, 2.95%, 11/1/22	115,000	113
CC Holdings, 3.849%, 4/15/23	480,000	490
Celgene, 3.875%, 8/15/25	345,000	351
Charter Communications Operating, 6.384%, 10/23/35 (5)	55,000	61
Charter Communications Operating, 6.484%, 10/23/45 (5)	175,000	197
Citigroup, 3.20%, 10/21/26	700,000	665
CNA Financial, 3.95%, 5/15/24	180,000	182
CNA Financial, 5.875%, 8/15/20	300,000	332
Constellation Energy, 5.15%, 12/1/20	130,000	141
Continental Airlines, 4.15%, 10/11/25	49,664	52
Crown Castle, 5.25%, 1/15/23	135,000	147
Crown Castle International, 4.45%, 2/15/26	190,000	195
Crown Castle Towers, 3.663%, 5/15/45 (5)	355,000	360
Crown Castle Towers, 6.113%, 1/15/40 (5)	179,000	196

DDR, 4.25%, 2/1/26	280,000	280
Delta Airlines, 7.75%, 6/17/21	21,333	24
Delta Airlines, ETC, 4.95%, 5/23/19	17,871	19
Delta Airlines, ETC, Series 2015-1AA, 3.625%, 1/30/29	162,907	169
Delta Airlines, Series 2011-1, Class A, 5.30%, 10/15/20	13,006	14
Discover Bank, 3.10%, 6/4/20	300,000	303
Discover Financial Services, 3.75%, 3/4/25	175,000	170
Duke Energy, 2.65%, 9/1/26	160,000	148
Duke Energy, 3.75%, 9/1/46	130,000	115
Ecolab, 2.70%, 11/1/26	110,000	105
Enbridge, 4.00%, 10/1/23	80,000	80
Enbridge, 4.25%, 12/1/26	70,000	70
Enbridge, 5.50%, 12/1/46	105,000	108
Encana, 3.90%, 11/15/21	60,000	59
EnLink Midstream Partners, 4.85%, 7/15/26	160,000	158
Enterprise Products Operations, 3.95%, 2/15/27	105,000	105
ERAC USA Finance, 3.80%, 11/1/25 (5)	200,000	201
Essex Portfolio, 3.375%, 4/15/26	170,000	164
Exelon, 2.85%, 6/15/20	110,000	111
Exelon Generation, 2.95%, 1/15/20	225,000	228
Expedia, 5.00%, 2/15/26	505,000	518
Express Scripts Holding, 4.50%, 2/25/26	595,000	616
Express Scripts Holding, 4.80%, 7/15/46	165,000	158
FirstEnergy Transmission, 4.35%, 1/15/25 (5)	385,000	397
GATX, 2.50%, 3/15/19	185,000	185
GATX, 2.50%, 7/30/19	130,000	130
GATX, 3.25%, 3/30/25	110,000	105
GATX, 4.85%, 6/1/21	100,000	108
General Motors, 4.00%, 4/1/25	355,000	344
Goldman Sachs, 3.50%, 11/16/26	310,000	302

Goldman Sachs, 3.625%, 1/22/23	545,000	557
Goldman Sachs, 5.75%, 1/24/22	340,000	384
Goldman Sachs, 6.75%, 10/1/37	255,000	313
Grain Spectrum Funding, 4.00%, 10/10/18 (5)	215,000	215
GTP Acquisition Partners, 2.50%, 6/15/45 (5)	365,000	358
Harris, 2.70%, 4/27/20	50,000	50
Harris, 3.832%, 4/27/25	70,000	71
Harris, 4.854%, 4/27/35	365,000	372
Harvard University, Presidents & Fellows, 3.619%, 10/1/37	70,000	70
Heathrow Funding, 4.875%, 7/15/23 (5)	175,000	188
Hess, 5.80%, 4/1/47	75,000	72
Holcim, 6.00%, 12/30/19 (5)	105,000	115
HPHT Finance 15, 2.25%, 3/17/18 (5)	200,000	200
HSBC Holdings, 2.65%, 1/5/22	200,000	195
HSBC Holdings, 2.95%, 5/25/21	260,000	258
Humana, 4.95%, 10/1/44	375,000	383
Imperial Tobacco Finance, 2.95%, 7/21/20 (5)	405,000	407
Imperial Tobacco Finance, 4.25%, 7/21/25 (5)	295,000	304
ING Bank, VR, 4.125%, 11/21/23	410,000	415
International Paper, 4.40%, 8/15/47	390,000	355
Interpublic Group of Companies, 3.75%, 2/15/23	70,000	71
Interpublic Group of Companies, 4.00%, 3/15/22	165,000	171
Interpublic Group of Companies, 4.20%, 4/15/24	245,000	252
JD.com, 3.875%, 4/29/26	450,000	426
JPMorgan Chase, 3.875%, 9/10/24	275,000	277
JPMorgan Chase, VR, 2.112%, 10/24/23	1,010,000	1,016
Kaiser Permanente, 3.50%, 4/1/22	270,000	279
Kimco Realty, 2.80%, 10/1/26	220,000	205
Kimco Realty, 3.40%, 11/1/22	55,000	56
Kinder Morgan, 5.05%, 2/15/46	35,000	32

Kinder Morgan, 5.55%, 6/1/45	245,000	244
Liberty Mutual Group, 4.85%, 8/1/44 (5)	345,000	336
Life Technologies, 6.00%, 3/1/20	440,000	480
Lockheed Martin, 3.55%, 1/15/26	280,000	286
Lockheed Martin, 3.60%, 3/1/35	80,000	76
Martin Marietta Materials, 4.25%, 7/2/24	295,000	300
Massachusetts Institute of Technology, 3.959%, 7/1/38	130,000	136
Mead Johnson Nutrition, 4.125%, 11/15/25	195,000	199
Morgan Stanley, 3.125%, 7/27/26	80,000	76
Morgan Stanley, 3.70%, 10/23/24	55,000	56
Morgan Stanley, 3.75%, 2/25/23	720,000	740
Morgan Stanley, 4.35%, 9/8/26	575,000	584
Nationwide Building Society, 3.90%, 7/21/25 (5)	315,000	323
Nationwide Building Society, 4.00%, 9/14/26 (5)	250,000	235
Newell Rubbermaid, 5.50%, 4/1/46	185,000	209
O'Reilly Automotive, 3.80%, 9/1/22	370,000	383
O'Reilly Automotive, 4.875%, 1/14/21	120,000	129
Omnicom Group, 3.65%, 11/1/24	410,000	413
Origin Energy Finance, 3.50%, 10/9/18 (5)	400,000	405
Perrigo, 2.30%, 11/8/18	200,000	200
Priceline Group, 3.60%, 6/1/26	235,000	232
Priceline Group, 3.65%, 3/15/25	275,000	275
Principal Financial Group, VR, 4.70%, 5/15/55	295,000	287
QVC, 3.125%, 4/1/19	525,000	531
QVC, 4.45%, 2/15/25	30,000	28
QVC, 4.85%, 4/1/24	185,000	182
QVC, 5.125%, 7/2/22	105,000	108
Reinsurance Group of America, 5.00%, 6/1/21	170,000	181
Reynolds American, 4.45%, 6/12/25	245,000	259
Reynolds American, 5.85%, 8/15/45	130,000	153

Royal Bank of Scotland, 4.80%, 4/5/26	735,000	720
Sabine Pass Liquefaction, 5.00%, 3/15/27 (5)	500,000	492
Sabine Pass Liquefaction, 5.75%, 5/15/24	100,000	105
Santander U.K., 2.875%, 10/16/20	80,000	79
Santander U.K., 2.875%, 8/5/21	385,000	377
SBA Tower Trust, 2.898%, 10/15/44 (5)	165,000	165
SBA Tower Trust, 2.933%, 12/15/42 (5)	50,000	50
SBA Tower Trust, 3.156%, 10/15/45 (5)	455,000	458
SBA Tower Trust, 3.869%, 10/15/49 (5)	290,000	288
Schlumberger Holdings, 3.00%, 12/21/20 (5)	235,000	239
Schlumberger Holdings, 4.00%, 12/21/25 (5)	440,000	456
Sempra Energy, 2.85%, 11/15/20	145,000	146
SES, 3.60%, 4/4/23 (5)	95,000	93
Shell International Finance, 3.25%, 5/11/25	820,000	817
Shire Acquisition Investments Ireland, 2.40%, 9/23/21	60,000	58
Shire Acquisition Investments Ireland, 2.875%, 9/23/23	305,000	291
Shire Acquisition Investments Ireland, 3.20%, 9/23/26	265,000	248
Sirius XM Radio, 5.25%, 8/15/22 (5)	470,000	491
Solvay Finance, 4.45%, 12/3/25 (5)	250,000	259
Spectra Energy Capital, 3.30%, 3/15/23	185,000	177
Spectra Energy Partners, 3.375%, 10/15/26	70,000	66
Spectra Energy Partners, 4.50%, 3/15/45	40,000	37
Telefonica Emisiones, 4.57%, 4/27/23	285,000	297
Tencent Holdings, 2.875%, 2/11/20 (5)	200,000	201
Tencent Holdings, 3.80%, 2/11/25	410,000	417
Teva Pharmaceutical Finance III, 2.80%, 7/21/23	245,000	231
Teva Pharmaceutical Finance III, 3.15%, 10/1/26	215,000	198
Thermo Fisher Scientific, 4.15%, 2/1/24	200,000	209
Thomson Reuters, 3.35%, 5/15/26	65,000	63
Time Warner Cable, 6.55%, 5/1/37	135,000	151

Time Warner Cable, 6.75%, 6/15/39	260,000	296
Toronto-Dominion Bank, VR, 3.625%, 9/15/31	65,000	63
TransCanada Pipelines, 4.875%, 1/15/26	340,000	375
Transurban Finance, 3.375%, 3/22/27 (5)	70,000	66
Transurban Finance, 4.125%, 2/2/26 (5)	55,000	56
Trinity Acquisition, 3.50%, 9/15/21	70,000	70
U.S. Airways PTT, Series 2012-2A, 4.625%, 12/3/26	258,786	276
U.S. Airways PTT, Series 2013-1A, 3.95%, 5/15/27	104,884	108
UBS Group Funding, 4.125%, 9/24/25 (5)	505,000	507
Unum Group, 3.00%, 5/15/21	110,000	110
Unum Group, 5.625%, 9/15/20	140,000	152
Verizon Communications, 4.272%, 1/15/36	325,000	310
Verizon Communications, 6.40%, 9/15/33	835,000	1,008
Visa, 4.30%, 12/14/45	360,000	375
WEA Finance, 3.25%, 10/5/20 (5)	410,000	417
Western Digital, 10.50%, 4/1/24 (5)	65,000	75
Western Gas Partners, 4.00%, 7/1/22	310,000	310
Woodside Finance, 3.65%, 3/5/25 (5)	90,000	87
Woodside Finance, 3.70%, 9/15/26 (5)	175,000	168
WPP Finance 2010, 3.75%, 9/19/24	530,000	533
Total Corporate Bonds (Cost $47,536)		47,685

ASSET-BACKED SECURITIES 1.1%

Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19	180,000	180
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	530,000	530
AmeriCredit Automobile Receivables Trust Series 2012-5, Class C 1.69%, 11/8/18	53,171	53

AmeriCredit Automobile Receivables Trust Series 2013-2, Class D 2.42%, 5/8/19	150,000	151
AmeriCredit Automobile Receivables Trust Series 2013-5, Class C 2.29%, 11/8/19	205,000	206
AmeriCredit Automobile Receivables Trust Series 2015-3, Class B 2.08%, 9/8/20	170,000	171
AmeriCredit Automobile Receivables Trust Series 2015-4, Class C 2.88%, 7/8/21	75,000	76
AmeriCredit Automobile Receivables Trust Series 2016-1, Class A3 1.81%, 10/8/20	65,000	65
AmeriCredit Automobile Receivables Trust Series 2016-2, Class C 2.87%, 11/8/21	50,000	50
Ascentium Equipment Receivables Series 2015-1A, Class A3 1.61%, 10/13/20 (5)	70,491	71
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (5)	265,000	264
Avis Budget Rental Car Funding Series 2013-2A, Class A 2.97%, 2/20/20 (5)	120,000	122
Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (5)	165,000	165
Avis Budget Rental Car Funding Series 2014-2A, Class A 2.50%, 2/20/21 (5)	120,000	120
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22	100,000	101
Barclays Dryrock Issuance Trust Series 2015-2, Class A 1.56%, 3/15/21	540,000	541

Cabela's Credit Card Master Trust Series 2012-1A, Class A1 1.63%, 2/18/20 (5)	105,000	105
Cabela's Credit Card Master Trust Series 2015-2, Class A1 2.25%, 7/17/23	355,000	355
Capital Auto Receivables Asset Trust Series 2014-1, Class C 2.84%, 4/22/19	35,000	35
Capital Auto Receivables Asset Trust Series 2014-2, Class A4 1.62%, 10/22/18	325,000	325
Capital Auto Receivables Asset Trust Series 2015-2, Class A3 1.73%, 9/20/19	235,000	236
Capital Auto Receivables Asset Trust Series 2015-4, Class A4 2.01%, 7/20/20	30,000	30
Capital Auto Receivables Asset Trust Series 2016-1, Class A4 1.98%, 10/20/20	115,000	115
CarMax Auto Owner Trust Series 2013-3, Class B 1.91%, 3/15/19	310,000	312
CarMax Auto Owner Trust Series 2014-1, Class B 1.69%, 8/15/19	30,000	30
CarMax Auto Owner Trust Series 2014-1, Class C 1.93%, 11/15/19	40,000	40
CarMax Auto Owner Trust Series 2016-2, Class B 2.16%, 12/15/21	35,000	35
CarMax Auto Owner Trust Series 2016-4, Class A3 1.40%, 8/15/21	315,000	312
CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (5)	42,652	43

CCG Receivables Trust Series 2016-1, Class A2 1.69%, 9/14/22 (5)	165,000	165
Chase Issuance Trust Series 2015-A2, Class A 1.59%, 2/18/20	225,000	226
Chase Issuance Trust Series 2016-A2, Class A 1.37%, 6/15/21	635,000	630
Citibank Credit Card Issuance Trust Series 2016-A1, Class A1 1.75%, 11/19/21	255,000	255
CNH Equipment Trust Series 2012-D, Class B 1.27%, 5/15/20	135,000	135
DB Master Finance Series 2015-1A, Class A2I 3.262%, 2/20/45 (5)	137,550	137
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 5/20/26 (5)	45,765	46
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (5)	156,673	156
Diamond Resorts Owner Trust Series 2015-1, Class A 2.73%, 7/20/27 (5)	68,214	68
Diamond Resorts Owner Trust Series 2015-2, Class A 2.99%, 5/22/28 (5)	76,348	76
Discover Card Master Trust I Series 2014-A5, Class A 1.39%, 4/15/20	635,000	636
Discover Card Master Trust I Series 2016-A3, Class A3 1.85%, 10/16/23	180,000	177
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (5)	267,720	274

Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (5)	76,677	77
Enterprise Fleet Financing Series 2015-2, Class A3 2.09%, 2/22/21 (5)	215,000	216
Ford Credit Auto Owner Trust Series 2013-C, Class D 2.50%, 1/15/20	230,000	232
Ford Credit Auto Owner Trust Series 2014-C, Class A4 1.56%, 2/15/20	80,000	80
Ford Credit Auto Owner Trust Series 2016-2, Class A 2.03%, 12/15/27 (5)	330,000	327
Ford Credit Auto Owner Trust Series 2016-A, Class A4 1.60%, 6/15/21	95,000	95
Ford Credit Auto Owner Trust Series 2016-C, Class A4 1.40%, 2/15/22	300,000	296
Ford Credit Floorplan Master Owner Trust Series 2014-4, Class B 1.65%, 8/15/19	210,000	210
Fosse Master Issuer Series 2012-1A, Class 3A1, CMO, VR 2.382%, 10/18/54 (5)	127,207	128
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	210,000	212
GE Capital Credit Card Master Note Trust Series 2012-6, Class B 1.83%, 8/17/20	125,000	125
GM Financial Auto Lease Series 2015-3, Class A4 1.81%, 11/20/19	305,000	305
GM Financial Auto Lease Series 2016-2, Class B 2.08%, 3/20/20	180,000	179

GM Financial Auto Lease Series 2016-2, Class C 2.58%, 3/20/20	65,000	65
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1 1.96%, 5/17/21 (5)	140,000	140
GMF Floorplan Owner Revolving Trust Series 2016-1, Class B 2.41%, 5/17/21 (5)	100,000	100
GreatAmerica Leasing Receivables Series 2014-1, Class A3 0.89%, 7/15/17 (5)	13,028	13
Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (5)	107,961	106
HOA Funding Series 2014-1A, Class A2 4.846%, 8/20/44 (5)	224,425	200
Hyundai Auto Lease Securitization Trust Series 2016-B, Class A3 1.52%, 10/15/19 (5)	100,000	100
Hyundai Auto Lease Securitization Trust Series 2016-B, Class A4 1.68%, 4/15/20 (5)	100,000	100
Hyundai Auto Lease Securitization Trust Series 2016-C, Class A3 1.49%, 2/18/20 (5)	260,000	260
Kubota Credit Owner Trust Series 2014-1A, Class A4 1.67%, 7/15/20 (5)	170,000	170
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (5)	35,553	35
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (5)	56,349	56
Mercedes-Benz Auto Lease Trust Series 2016-B, Class A3 1.35%, 8/15/19	125,000	125

MMAF Equipment Finance Series 2014-AA, Class A4 1.59%, 2/8/22 (5)	170,000	170
MMAF Equipment Finance Series 2015-AA, Class A4 1.93%, 7/16/21 (5)	170,000	171
MMAF Equipment Finance Series 2016-AA, Class A4 1.76%, 1/17/23 (5)	185,000	183
Nissan Auto Lease Trust Series 2015-B, Class A3 1.54%, 4/16/18	180,000	180
Nissan Auto Receivables Owner Trust Series 2015-B, Class A4 1.79%, 1/17/22	175,000	176
Nissan Auto Receivables Owner Trust Series 2016-C, Class A3 1.18%, 1/15/21	70,000	70
Sierra Receivables Funding Series 2014-2A, Class A 2.05%, 6/20/31 (5)	58,175	58
Sierra Receivables Funding Series 2015-1A, Class A 2.40%, 3/22/32 (5)	196,827	196
Sierra Receivables Funding Series 2015-2A, Class A 2.43%, 6/20/32 (5)	126,862	127
Sierra Receivables Funding Series 2015-3A, Class A 2.58%, 9/20/32 (5)	52,690	53
SLM Student Loan Trust Series 2008-4, Class A4, VR 2.532%, 7/25/22	94,726	95
SLM Student Loan Trust Series 2008-5, Class A4, VR 2.582%, 7/25/23	218,284	222
SLM Student Loan Trust Series 2008-9, Class A, VR 2.382%, 4/25/23	146,261	147

Smart Trust Australia Series 2013-1US, Class A4A 1.05%, 10/14/18	19,275	19
Smart Trust Australia Series 2013-2US, Class A4A 1.18%, 2/14/19	42,299	42
Smart Trust Australia Series 2014-1US, Class A4A 1.68%, 12/14/19	150,000	150
Smart Trust Australia Series 2015-1US, Class A3A 1.50%, 9/14/18	113,855	114
Smart Trust Australia Series 2016-2US, Class A3A 1.71%, 3/15/21	300,000	295
SMB Private Education Loan Trust Series 2015-A, Class A2A 2.49%, 6/15/27 (5)	175,000	174
SMB Private Education Loan Trust Series 2015-B, Class A2A 2.98%, 7/15/27 (5)	200,000	203
SMB Private Education Loan Trust Series 2015-C, Class A2A 2.75%, 7/15/27 (5)	225,000	226
SMB Private Education Loan Trust Series 2016-A, Class A2A 2.70%, 5/15/31 (5)	100,000	100
SMB Private Education Loan Trust Series 2016-B, Class A2A 2.43%, 2/17/32 (5)	195,000	192
SunTrust Auto Receivables Trust Series 2015-1A, Class A4 1.78%, 1/15/21 (5)	400,000	400
Synchrony Credit Card Master Note Trust Series 2013-1, Class B 1.69%, 3/15/21	385,000	385
Synchrony Credit Card Master Note Trust Series 2014-1, Class B 1.81%, 11/15/20	265,000	266

Synchrony Credit Card Master Note Trust Series 2014-1, Class C 1.91%, 11/15/20	125,000	125
Synchrony Credit Card Master Note Trust Series 2015-1, Class B 2.64%, 3/15/23	215,000	216
Toyota Auto Receivables Owner Trust Series 2015-C, Class A4 1.69%, 12/15/20	270,000	271
Toyota Auto Receivables Owner Trust Series 2016-C, Class A3 1.14%, 8/17/20	60,000	60
Utility Debt Securitization Auth. Series 2013-T, Class T1 2.042%, 6/15/21	105,000	105
Volvo Financial Equipment Series 2016-1A, Class A3 1.67%, 2/18/20 (5)	150,000	150
Wendy's Funding Series 2015-1A, Class A2I 3.371%, 6/15/45 (5)	396,000	396
Wheels Series 2014-1A, Class A3 1.46%, 3/20/23 (5)	200,000	200
Wheels Series 2015-1A, Class A2 1.27%, 4/22/24 (5)	184,447	184
World Omni Auto lease Series 2014-A, Class B 1.65%, 4/15/20	160,000	160
Total Asset-Backed Securities (Cost $18,083)		18,053

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.8%

Banc of America Commercial Mortgage Series 2006-3, Class AM, ARM 6.058%, 7/10/44	155,000	118

Banc of America Commercial Mortgage Series 2006-5, Class AM 5.448%, 9/10/47	2,229	2
Banc of America Commercial Mortgage Series 2007-4, Class AM, ARM 6.007%, 2/10/51	130,000	133
Banc of America Commercial Mortgage Series 2007-5, Class A4 5.492%, 2/10/51	104,344	106
Banc of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 3.257%, 5/25/34	7,826	8
Banc of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 3.197%, 9/25/34	10,229	10
Banc of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 3.282%, 10/25/34	3,120	3
Banc of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 3.401%, 11/25/35	62,444	58
Banc of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 3.602%, 11/25/35	20,735	20
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.947%, 2/25/34	11,367	11
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	502	1
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A4 3.192%, 4/10/48	310,000	311
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class A4 3.818%, 11/10/48	245,000	258
Citigroup Commercial Mortgage Trust Series 2015-P1, Class A2 3.039%, 9/15/48	595,000	613

Citigroup Commercial Mortgage Trust Series 2015-P1, Class A5 3.717%, 9/15/48	105,000	110
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class A5 3.616%, 2/10/49	45,000	46
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, ARM 6.298%, 12/10/49	89,378	91
Commercial Mortgage PTC Series 2014-TSC, Class A, ARM 1.389%, 2/13/32 (5)	110,000	110
Commercial Mortgage PTC Series 2014-UBS5, Class A4 3.838%, 9/10/47	205,000	215
Commercial Mortgage PTC Series 2015-CR24, Class A5 3.696%, 8/10/48	45,000	47
Commercial Mortgage PTC Series 2015-CR25, Class A4 3.759%, 8/10/48	25,000	26
Commercial Mortgage PTC Series 2015-CR26, Class A4 3.63%, 10/10/48	45,000	46
Commercial Mortgage PTC Series 2015-LC21, Class B, ARM 4.455%, 7/10/48	210,000	210
Commercial Mortgage PTC Series 2015-PC1, Class A2 3.148%, 7/10/50	80,000	82
Commercial Mortgage PTC Series 2015-PC1, Class AM, ARM 4.29%, 7/10/50	65,000	67
Commercial Mortgage PTC Series 2015-PC1, Class B, ARM 4.591%, 7/10/50	105,000	104
Commercial Mortgage PTC Series 2016-CR28, Class A4 3.762%, 2/10/49	40,000	42

Commercial Mortgage PTC Series 2016-CR28, Class AHR 3.651%, 2/10/49	140,000	141
Connecticut Avenue Securities Series 2015-C01, Class 1M1, CMO, ARM 2.092%, 2/25/25	2,816	3
Countrywide Home Equity Loan Trust Series 2004-BC1, Class M2, ARM 2.197%, 1/25/34	14,627	14
Credit Suisse Mortgage Trust Series 2015-GLPB, Class A 3.639%, 11/15/34 (5)	495,000	519
Credit Suisse Mortgage Trust Series 2015-GLPB, Class B, ARM 3.938%, 11/15/34 (5)	215,000	223
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48	105,000	109
CSAIL Commercial Mortgage Trust Series 2015-C4, Class A4 3.808%, 11/15/48	25,000	26
CSAIL Commercial Mortgage Trust Series 2016-C6, Class A5 3.09%, 1/15/49	155,000	154
DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 1.402%, 9/19/44	44,422	41
FREMF Mortgage Trust Series 2015-K46, Class B, ARM 3.819%, 4/25/48 (5)	125,000	120
FREMF Mortgage Trust Series 2015-K48, Class B, ARM 3.761%, 6/25/25 (5)	150,000	142
GMAC Commercial Mortgage Securities Series 2006-C1, Class AM, ARM 5.29%, 11/10/45	64,288	64
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ9, Class A3 2.773%, 11/10/45	125,000	127

Goldman Sachs Mortgage Securities Trust Series 2016-GS2, Class A4 3.05%, 5/10/49	175,000	174
Goldman Sachs Mortgage-Backed Securities Trust Series 2014-EB1A, Class 2A1, CMO, ARM 2.481%, 7/25/44 (5)	78,977	80
Greenwich Capital Commercial Funding Series 2007-GG9, Class AM 5.475%, 3/10/39	214,993	215
GSAA Home Equity Trust Series 2005-8, Class A3, ARM 1.014%, 6/25/35	133,010	125
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C19, Class AS, ARM 4.243%, 4/15/47	125,000	133
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C22, Class A4 3.801%, 9/15/47	30,000	32
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C24, Class A5 3.639%, 11/15/47	65,000	67
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C30, Class A2 3.087%, 7/15/48	35,000	36
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C31, Class A3 3.801%, 8/15/48	265,000	277
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class A4, ARM 5.882%, 2/15/51	331,354	337
JPMorgan Chase Commercial Mortgage Securities Series 2012-C8, Class A3 2.829%, 10/15/45	155,000	158
JPMorgan Chase Commercial Mortgage Securities Series 2013-C16, Class A4, ARM 4.166%, 12/15/46	305,000	329
JPMorgan Chase Commercial Mortgage Securities Series 2013-LC11, Class A5 2.96%, 4/15/46	90,000	91

JPMorgan Chase Commercial Mortgage Securities Series 2016-ARTM, Class A 2.962%, 10/5/28 (5)	300,000	301
JPMorgan Chase Commercial Mortgage Securities Series 2016-JP3, Class B, ARM 3.397%, 8/15/49	105,000	103
JPMorgan Chase Deutsche Bank Commercial Mortgage Securities Series 2016-C2, Class A4 3.144%, 6/15/49	155,000	155
Liberty Street Trust Series 2016-225L, Class A 3.597%, 2/10/36 (5)	100,000	103
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4, ARM 6.022%, 6/12/50	154,280	156
Mill City Mortgage Trust Series 2016-1, Class A, CMO, ARM 2.50%, 4/25/57 (5)	109,379	109
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class A4 3.732%, 5/15/48	30,000	31
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM 4.036%, 5/15/48	35,000	36
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class B, ARM 4.498%, 5/15/48	65,000	66
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class C, ARM 4.498%, 5/15/48	45,000	41
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A5 3.635%, 10/15/48	25,000	26
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29, Class A4 3.325%, 5/15/49	100,000	101
Morgan Stanley Capital I Series 2015-MS1, Class AS, ARM 4.164%, 5/15/48	25,000	26

Nationstar Home Equity Loan Trust Series 2016-1A, Class A 2.981%, 2/25/26 (5)	59,462	59
Palisades Center Trust Series 2016-PLSD, Class A 2.713%, 4/13/33 (5)	355,000	355
Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2, CMO, ARM 2.984%, 8/25/24	83,077	83
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 2.784%, 9/25/24	250,000	256
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M2, CMO, ARM 3.234%, 10/25/24	144,712	146
Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M2, CMO, ARM 2.984%, 1/25/25	145,420	146
Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M2, CMO, ARM 2.442%, 10/25/27	305,000	308
Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M2, CMO, ARM 3.442%, 4/25/28	250,000	256
Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M2, CMO, ARM 2.784%, 3/25/25	233,530	235
Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M2, CMO, ARM 2.534%, 5/25/25	250,000	254
Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class M2, CMO, ARM 3.242%, 3/25/28	285,919	290
Structured Agency Credit Risk Debt Notes Series 2016-DNA1, Class M2, CMO, ARM 3.484%, 7/25/28	250,000	257
Structured Agency Credit Risk Debt Notes Series 2016-DNA3, Class M2, CMO, ARM 2.592%, 12/25/28	250,000	252

Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, 8/25/36	9,828	10
Towd Point Mortgage Trust Series 2015-3, Class A1B, CMO, ARM 3.00%, 3/25/54 (5)	145,104	147
Towd Point Mortgage Trust Series 2015-4, Class A1B, CMO, ARM 2.75%, 4/25/55 (5)	189,811	191
Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (5)	119,337	120
Towd Point Mortgage Trust Series 2016-1, Class A1B, CMO, ARM 2.75%, 2/25/55 (5)	165,834	167
Towd Point Mortgage Trust Series 2016-1, Class A3B, CMO, ARM 3.00%, 2/25/55 (5)	198,248	199
Towd Point Mortgage Trust Series 2016-2, Class A1A, CMO, ARM 2.75%, 8/25/55 (5)	128,445	129
Towd Point Mortgage Trust Series 2016-4, Class A1, CMO, ARM 2.25%, 7/25/56 (5)	169,253	168
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 3.056%, 9/25/35	3,110	3
Wells Fargo Commercial Mortgage Trust Series 2015-C29, Class A4 3.637%, 6/15/48	320,000	331
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class C, ARM 4.056%, 4/15/50	145,000	130
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class A2 3.02%, 7/15/58	135,000	139
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class A5, ARM 3.767%, 7/15/58	285,000	298

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 3.1%

U.S. Government Agency Obligations 2.5% (7)

Federal Home Loan Mortgage		
1.426%, 8/25/17	30,402	30
1.875%, 4/25/22	95,486	95
2.50%, 11/1/27 - 5/1/30	1,099,148	1,103
3.00%, 12/1/42 - 7/1/43	1,262,939	1,260
3.50%, 8/1/42 - 5/1/46	2,222,928	2,288
4.00%, 6/1/24 - 12/1/41	606,860	640
4.50%, 11/1/18 - 10/1/41	781,545	843
5.00%, 10/1/18 - 8/1/40	263,634	287
5.50%, 3/1/18 - 1/1/40	11,570	12
6.00%, 5/1/17 - 8/1/38	132,400	150
6.50%, 3/1 - 9/1/32	38,133	43
7.00%, 6/1/32	575	1
Federal Home Loan Mortgage, ARM		
2.598%, 1/1/36	3,401	4
2.664%, 1/1/37	13,306	14
2.685%, 2/1/37	60,004	63
2.894%, 2/1/37	51,526	55
2.975%, 7/1/35	8,537	9
3.035%, 9/1/32	379	—
3.039%, 11/1/35	8,503	9
Federal Home Loan Mortgage, CMO, VR		
0.988%, 10/15/46	87,741	87
1.038%, 9/15 - 10/15/46	396,300	396
Federal National Mortgage Assn.		
2.50%, 10/1/27 - 3/1/43	2,392,325	2,376
3.00%, 11/1/26 - 12/1/46	7,164,290	7,199

3.50%, 5/1/42 - 5/1/46	7,979,039	8,208
4.00%, 3/1/24 - 12/1/45	4,743,213	5,009
4.50%, 5/1/19 - 2/1/44	1,322,454	1,425
5.00%, 9/1/19 - 11/1/44	1,710,499	1,880
5.50%, 9/1/23 - 9/1/41	993,615	1,114
6.00%, 6/1/21 - 5/1/42	892,914	1,019
6.50%, 5/1/17 - 5/1/40	285,910	329
Federal National Mortgage Assn., ARM		
2.857%, 12/1/35	8,490	9
3.046%, 12/1/35	4,935	5
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	2,614	1
Federal National Mortgage Assn., CMO, VR		
1.034%, 10/25/46	174,340	173
1.034%, 11/25/46	344,929	342
1.084%, 9/25 - 11/25/46	559,645	558
Federal National Mortgage Assn., TBA		
3.00%, 1/1/27 - 1/1/42	3,919,418	3,910
3.50%, 1/1/41	1,885,000	1,934
4.50%, 1/1/36	165,000	178
		43,058
U.S. Government Obligations 0.6%		
Government National Mortgage Assn.		
2.50%, 12/20/42 - 7/20/43	1,265,147	1,237
3.00%, 9/15/42 - 9/20/46	1,202,412	1,222
3.50%, 9/20/42 - 6/20/46	2,892,096	3,021
4.00%, 7/20/42 - 12/20/45	1,219,598	1,296
4.50%, 11/20/39 - 1/20/46	833,346	908
5.00%, 7/20/39 - 8/20/41	618,984	688
5.50%, 1/20/36 - 6/20/44	417,610	469
6.00%, 11/20/33	22,021	26

6.50%, 3/15/26 - 12/20/33	3,349	4
7.00%, 2/15/30	5,564	6
8.00%, 4/15/22 - 10/20/25	1,771	2
Government National Mortgage Assn., CMO, IO		
3.50%, 4/20/39 - 5/20/43	216,597	30
4.00%, 5/20/37 - 2/20/43	290,988	47
4.50%, 11/20/37 - 12/20/39	165,058	12
Government National Mortgage Assn., TBA		
3.00%, 1/1/42	815,000	827
4.50%, 1/1/35	360,000	386
		10,181
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $53,524)		53,239

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 1.6%

U.S. Treasury Obligations 1.6%

U.S. Treasury Bonds, 2.50%, 2/15/46	510,000	455
U.S. Treasury Bonds, 2.50%, 5/15/46	195,000	174
U.S. Treasury Bonds, 3.00%, 11/15/44 (8)	2,145,000	2,128
U.S. Treasury Bonds, 3.00%, 5/15/45	1,110,000	1,099
U.S. Treasury Bonds, 3.125%, 2/15/43	1,950,000	1,986
U.S. Treasury Bonds, 3.375%, 5/15/44	1,295,000	1,379
U.S. Treasury Bonds, 4.625%, 2/15/40	590,000	757
U.S. Treasury Bonds, 5.375%, 2/15/31	295,000	394
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26	1,122,939	1,090
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	3,134,298	3,174
U.S. Treasury Notes, 0.625%, 11/30/17	1,415,000	1,411
U.S. Treasury Notes, 0.875%, 6/15/19	3,120,000	3,088
U.S. Treasury Notes, 1.25%, 10/31/18 (8)	2,960,000	2,968
U.S. Treasury Notes, 1.50%, 11/30/19	770,000	772

U.S. Treasury Notes, 1.625%, 8/31/19 (8)	1,915,000	1,929
U.S. Treasury Notes, 2.00%, 8/31/21	3,520,000	3,538
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $26,197)		26,342

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.2%

Autoridad Del Canal De Panama, 4.95%, 7/29/35 (5)	200,000	214
CCCI Treasure, FRN, 3.50%, 12/29/49	200,000	202
CNOOC Finance 2015, 3.50%, 5/5/25	325,000	317
CRCC Yupeng, FRN, 3.95%, 2/28/49	200,000	205
DP World, 6.85%, 7/2/37	100,000	103
Government of Bermuda, 4.854%, 2/6/24 (5)	200,000	211
Government of Bermuda, 5.603%, 7/20/20 (5)	100,000	111
Kingdom of Morocco, 4.25%, 12/11/22 (5)	200,000	203
Pertamina, 6.45%, 5/30/44 (5)	200,000	207
Petroleos Mexicanos, 3.50%, 7/23/20	145,000	141
Petroleos Mexicanos, 4.875%, 1/24/22	445,000	433
Province of Manitoba, 1.30%, 4/3/17	165,000	165
Province of Manitoba, 3.05%, 5/14/24	75,000	77
Province of Ontario, 1.20%, 2/14/18	80,000	80
Province of Ontario, 2.50%, 9/10/21	460,000	464
Republic of Slovenia, 5.85%, 5/10/23	205,000	234
Swedish Export Credit, 5.125%, 3/1/17	150,000	151
United Mexican States, 4.125%, 1/21/26	600,000	594
Total Foreign Government Obligations & Municipalities (Cost $4,098)		4,112

MUNICIPAL SECURITIES 0.4%

California 0.1%

Bay Area Toll Auth., Build America, 6.263%, 4/1/49	245,000	333

California, 5.00%, 8/1/28	340,000	398
East Bay Municipal Utility Dist., Build America, 5.874%, 6/1/40	175,000	222
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	100,000	138
Los Angeles Community College Dist., Build America 6.75%, 8/1/49	215,000	309
San Diego County Water Auth., Build America, Series B 6.138%, 5/1/49	60,000	78
		1,478
Colorado 0.0%		
Denver School Dist. No. 1, Public Schools, COP, Series B 4.242%, 12/15/37	65,000	66
		66
District of Columbia 0.0%		
District of Columbia, Income Tax, Build America, Series E 5.591%, 12/1/34	25,000	31
		31
Florida 0.0%		
Florida Board of Admin. Fin. Corp., Series A 2.163%, 7/1/19	145,000	147
Florida Board of Admin. Fin. Corp., Hurricane Catastrophe Fund Series A, 2.995%, 7/1/20	140,000	143
		290
Georgia 0.0%		
Georgia, Series E, 5.00%, 12/1/26	135,000	164
		164
Illinois 0.0%		
Chicago O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	90,000	117
Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	150,000	181
		298

Oregon 0.0%		
Oregon, Taxable Pension, 5.892%, 6/1/27	40,000	49
		49
South Carolina 0.0%		
South Carolina Public Service Auth., Taxable Obligation Series E, 4.322%, 12/1/27	115,000	124
		124
Texas 0.0%		
Texas Transportation Commission, 1st Tier, Build America Series B, 5.178%, 4/1/30	140,000	166
		166
Utah 0.0%		
Utah Transit Auth., Build America, Series B, 5.937%, 6/15/39	175,000	223
		223
Virginia 0.1%		
Univ. of Virginia, Build America, 5.00%, 9/1/40	190,000	223
Virginia Public Building Auth., Build America, 5.90%, 8/1/30	155,000	188
Virginia Public School Auth., Qualified School Construction 4.25%, 12/15/30	250,000	261
Virginia Transportation Board, Build America, 5.35%, 5/15/35	20,000	24
		696
Total Municipal Securities (Cost $5,538)		5,918
BOND MUTUAL FUNDS 4.9%		
T. Rowe Price Inflation Protected Bond Fund, (0.10)% (9)(10)	186,618	2,223
T. Rowe Price Institutional Emerging Markets Bond Fund, 6.67% (9)(10)	3,274,932	28,623
T. Rowe Price Institutional High Yield Fund, 5.95% (9)(10)	3,423,888	29,925

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.1%

Short-Term Funds 0.1%

T. Rowe Price Short-Term Fund, 0.44% (10)(11)	98,550	986
Total Investments through Securities Lending Program with State Street Bank and Trust Company		986
Total Securities Lending Collateral (Cost $2,921)		2,921
Total Investments in Securities 101.4% of Net Assets (Cost $1,350,730)		**$ 1,720,640**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is on loan at November 30, 2016 -- total value of such securities at period-end amounts to $2,811. See Note 4.

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $325 and represents 0.0% of net assets.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $20,973 and represents 1.2% of net assets.

(6) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.

(7) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(8) At November 30, 2016, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(9) SEC 30-day yield

(10) Affiliated Company

(11) Seven-day yield

(12) All or a portion of this security is pledged to cover written call options at November 30, 2016

(13) Shares/Par amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/16	Value 5/31/16
T. Rowe Price Inflation Protected Bond Fund	$ 2,250	$ —	$ —	$ 2,223	$ —
T. Rowe Price Institutional Emerging Markets Bond Fund	1,160	7,521	1,160	28,623	34,413
T. Rowe Price Institutional Emerging Markets Equity Fund	—	21,972	—	77,794	92,327
T. Rowe Price Institutional High Yield Fund	2,901	10,610	1,051	29,925	35,435
T. Rowe Price Institutional International Bond Fund	1,819	10,173	319	22,898	32,138
T. Rowe Price Real Assets Fund	—	15,471	—	33,872	46,051
T. Rowe Price Government Reserve Fund +	¤	¤	27	—	25,430
T. Rowe Price Treasury Reserve Fund †	¤	¤	10	43,369	—
T. Rowe Price Short-Term Fund #	¤	¤	—^	2,921	13,302
Totals			$ 2,567	$ 241,625	$ 279,096

+ At May 31, 2016, the underlying fund's name was T. Rowe Price Reserve Investment Fund.

¤ Purchase and sale information not shown for cash management funds.

† At May 31, 2016, the underlying fund's name was T. Rowe Price Government Reserve Investment Fund.

At May 31, 2016, the underlying fund's name was T. Rowe Price Short-Term Reserve Fund.

^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,350,730)	$ 1,720,640
Receivable for investment securities sold	17,459
Dividends and interest receivable	3,267
Receivable for shares sold	769
Foreign currency (cost $256)	253
Other assets	1,000
Total assets	1,743,388
Liabilities	
Payable for investment securities purchased	35,512
Obligation to return securities lending collateral	2,921
Written options (premiums $1,991)	1,860
Payable for shares redeemed	1,005
Investment management fees payable	682
Due to affiliates	167
Variation margin payable on futures contracts	92
Other liabilities	3,618
Total liabilities	45,857
NET ASSETS	$ 1,697,531
Net Assets Consist of:	
Undistributed net investment income	$ 21,365
Accumulated undistributed net realized loss	(4,830)
Net unrealized gain	371,439
Paid-in capital applicable to 57,700,505 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	1,309,557
NET ASSETS	$ 1,697,531

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Growth Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income. The fund pursues this objective by investing in a diversified portfolio typically consisting of approximately 80% stocks and 20% bonds and money market securities. The fund has two classes of shares: the Personal Strategy Growth Fund (Investor Class) and the Personal Strategy Growth Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $9,000 for the six months ended November 30, 2016.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Investments in private investment companies generally are categorized either in Level 2 or 3, depending on the significance of unobservable inputs. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2016, totaled $296,000 for the six months ended November 30, 2016. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair value, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

($000s)	Market Value	Valuation Technique(s)	Significant Unobservable Input(s)	Value or Range of Input(s)	Impact to Valuation from an Increase in Input*
Investments in Securities					
Common Stock	$ 35	Recent comparable transaction price(s)	—#	—#	—#
		Market comparable	Enterprise value to EBITDA multiple	25.3x - 25.8x	Increase
			Discount for lack of marketability	10%	Decrease
			EBITDA growth rate	23%	Increase
Convertible Preferred Stocks	$ 232	Recent comparable transaction price(s)	—#	—#	—#
		Market comparable	Enterprise value to sales multiple	3.3x - 5.1x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales growth rate	12% - 65%	Increase
Private Investment Companies	$ 67,879	Rollforward of Investee NAV	Estimated return	0.85%	Increase

No quantitative unobservable inputs significant to the valuation technique were created by the fund's management.

* Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2016, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. As of November 30, 2016, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of November 30, 2016, securities valued at $4,796,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk and/or equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 5% of net assets.

Options The fund is subject to interest rate risk and/or equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 8% of net assets. Transactions in written options and related premiums received during the six months ended November 30, 2016, were as follows:

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2016, the notional amount of protection sold by the fund totaled $350,000 (0.0% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2016, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of November 30, 2016, no collateral was pledged by the fund or counterparties for TBAs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At November 30, 2016, the value of loaned securities was $2,811,000; the value of cash collateral and related investments was $2,921,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy hedge fund-of-funds offered by Blackstone Alternative Asset Management (BAAM), a unit of Blackstone Group L.P. (Blackstone). Blackstone Partners provides the fund exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds, and the underlying funds are mostly managed by investment managers unaffiliated with BAAM or Blackstone. Blackstone Partners and the underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and the underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners are not transferable and are subject to various redemption restrictions,such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. In addition, Blackstone Partners’ ownership in the underlying funds may also be subject to transfer and redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of November 30, 2016, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days’ prior written notice and is considered an illiquid asset.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $412,060,000 and $413,262,000, respectively, for the six months ended November 30, 2016. Purchases and sales of U.S. government securities aggregated $109,427,000 and $129,482,000, respectively, for the six months ended November 30, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2016, the cost of investments for federal income tax purposes was $1,371,271,000. Net unrealized gain aggregated $350,898,000 at period-end, of which $402,289,000 related to appreciated investments and $51,391,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, $1,000 of expenses were waived/paid by Price Associates during the six months ended November 30, 2016 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended November 30, 2016, expenses incurred pursuant to these service agreements were $40,000 for Price Associates; $354,000 for T. Rowe Price Services, Inc.; and $234,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended November 30, 2016, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of November 30, 2016.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date January 19, 2017